CREDIT   FIRST          PRICE/YIELD  Table for Class 00C1RED-A1
SUISSE   BOSTON



Par Amount:                 $184,200,000
Coupon:                           7.0450
Factor Date:                     7/15/00
Settlement Date:                  8/3/00



Prepayments                  0.0CPY           5.0CPY             10.0CPY            15.0CPY            25.0CPY           100.0CPY
Extensions                   0 mos            0 mos              0 mos              0 mos              0 mos             0 mos
Mature Balloon Ext           0 ORIG BAL       0 ORIG BAL         0 ORIG BAL         0 ORIG BAL         0 ORIG BAL        0 ORIG BAL
Foreclosures                 00C1RED C...     00C1RED C...       C1RED CDR          C1RED CDR          C1RED CDR         C1RED CDR
Severity                     0.000            0.000              0.000              0.000              0.000             0.000
SERV ADV (YES/NO)            YES              YES                YES                YES                YES               YES
SERV ADV PCT                 100.0000         100.0000           100.0000           100.0000           100.0000          100.0000
30 YEAR CMT                  5.9300           5.9300             5.9300             5.9300             5.9300            5.9300
10 YEAR CMT                  6.1700           6.1700             6.1700             6.1700             6.1700            6.1700
OTHER RATE                   0.0000           0.0000             0.0000             0.0000             0.0000            0.0000
PCT PENALTY ADV              100.0000         100.0000           100.0000           100.0000           100.0000          100.0000
2 YEAR CMT                   6.4600           6.4600             6.4600             6.4600             6.4600            6.4600
3 YEAR CMT                   6.4000           6.4000             6.4000             6.4000             6.4000            6.4000
1 YEAR CMT                   6.1400           6.1400             6.1400             6.1400             6.1400            6.1400
5 YEAR CMT                   6.3100           6.3100             6.3100             6.3100             6.3100            6.3100
Months To Recover            12               12                 12                 12                 12                12
Use Balloon Loss Logic       YES              YES                YES                YES                YES               YES
Call Remic Collateral        NO               NO                 NO                 NO                 NO                NO
Allow Recovery Past Balloon  NO               NO                 NO                 NO                 NO                NO
Use Reserve Logic            YES              YES                YES                YES                YES               YES
Treat YM As Lockout          YES              YES                YES                YES                YES               YES

                             -------------------------------------------------------------------------------------------------------
Average Life                 5.7 yrs          5.69 yrs           5.69 yrs           5.68 yrs           5.67 yrs          5.46 Yrs
Principal Window             08/00-07/08      08/00-07/08        08/00-07/08        08/00-06/08        08/00-06/08       08/00-03/08
------------------------------------------------------------------------------------------------------------------------------------

                98-16        7.848            7.849               7.849              7.849              7.850              7.860
                98-20        7.819            7.819               7.820              7.820              7.821              7.830
                98-24        7.790            7.790               7.790              7.791              7.791              7.800
                98-28        7.761            7.761               7.761              7.762              7.762              7.770
                99-00        7.732            7.732               7.732              7.732              7.733              7.740
       ----------------------------------------------------------------------------------------------------------------------------
                99-04        7.703            7.703               7.703              7.703              7.704              7.710
                99-08        7.674            7.674               7.674              7.674              7.675              7.680
                99-12        7.645            7.645               7.645              7.645              7.646              7.651
                99-16        7.616            7.616               7.616              7.617              7.617              7.621
                99-20        7.587            7.587               7.588              7.588              7.588              7.591
       -----------------------------------------------------------------------------------------------------------------------------
                99-24        7.559            7.559               7.559              7.559              7.559              7.562
                99-28        7.530            7.530               7.530              7.530              7.530              7.532
               100-00        7.501            7.501               7.501              7.502              7.502              7.502
               100-04        7.473            7.473               7.473              7.473              7.473              7.473
               100-08        7.444            7.444               7.444              7.444              7.444              7.444
       -----------------------------------------------------------------------------------------------------------------------------
               100-12        7.416            7.416               7.416              7.416              7.416              7.414
               100-16        7.387            7.387               7.387              7.387              7.387              7.385
               100-20        7.359            7.359               7.359              7.359              7.359              7.356
               100-24        7.331            7.331               7.330              7.330              7.330              7.326
               100-28        7.302            7.302               7.302              7.302              7.302              7.297
       -----------------------------------------------------------------------------------------------------------------------------
               101-00        7.274            7.274               7.274              7.274              7.274              7.268
               101-04        7.246            7.246               7.246              7.246              7.245              7.239
               101-08        7.218            7.218               7.218              7.217              7.217              7.210
               101-12        7.190            7.190               7.189              7.189              7.189              7.181
               101-16        7.162            7.161               7.161              7.161              7.161              7.152
       -----------------------------------------------------------------------------------------------------------------------------



            As of  Avg        Min         Max                    PSA       CPR
         Net WAC:  8.164      6.590       9.860      1 Mo        N/A       N/A
       Gross WAC:  8.229      6.660       9.930      3 Mo        N/A       N/A
             WAM:  114 mo     58 mo       290 mo     12 Mo       N/A       N/A
            WALA:  8 mo       1 mo        29 mo      To Date     N/A       N/A


00C1RED   96% Level 4%   100% Misc.
Curr. Bal:   0        Orig. Bal.:  1,111,999,815   Avg Factor: 0.99427


PSA    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
CPR    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2000

CREDIT SUISSE
FIRST BOSTON

                                   PRICE/YIELD TABLE FOR CLASS 00C1RED-A2

Tue Jul 25 2000 @ 11:27:18

Par Amount:       $677,500,000
Coupon:           7.6150
Factor Date:      7/15/00
Settlement Date:  8/3/00


                 Prepayments      0.0CPY          5.0CPY           10.0CPY           15.0CPY           25.0CPY             100.0CPY
                  Extensions             0 mos            0 mos            0 mos             0 mos             0 mos           0 mos
          Mature Balloon Ext        0 ORIG BAL       0 ORIG BAL       0 ORIG BAL        0 ORIG BAL        0 ORIG BAL      0 ORIG BAL
                Foreclosures      00C1RED C...     00C1RED C...     00C1RED C...      00C1RED C...      00C1RED C...    00C1RED C...
                    Severity            0.0000           0.0000           0.0000            0.0000            0.0000          0.0000
           SERV ADV (YES/NO)               YES              YES              YES               YES               YES             YES
                SERV ADV PCT          100.0000         100.0000         100.0000          100.0000          100.0000        100.0000
                 30 YEAR CMT            5.9300           5.9300           5.9300            5.9300            5.9300          5.9300
                 10 YEAR CMT            6.1700           6.1700           6.1700            6.1700            6.1700          6.1700
                  OTHER RATE            0.0000           0.0000           0.0000            0.0000            0.0000          0.0000
             PCT PENALTY ADV          100.0000         100.0000         100.0000          100.0000          100.0000        100.0000
                  2 YEAR CMT            6.4600           6.4600           6.4600            6.4600            6.4600          6.4600
                  3 YEAR CMT            6.4000           6.4000           6.4000            6.4000            6.4000          6.4000
                  1 YEAR CMT            6.1400           6.1400           6.1400            6.1400            6.1400          6.1400
                  5 YEAR CMT            6.3100           6.3100           6.3100            6.3100            6.3100          6.3100
           Months to Recover                12               12               12                12                12              12
      Use Balloon Loss Logic               YES              YES              YES               YES               YES             YES
       Call Remic Collateral                NO               NO               NO                NO                NO              NO
 Allow Recovery Past Balloon                NO               NO               NO                NO                NO              NO
           Use Reserve Logic               YES              YES              YES               YES               YES             YES
         Treat YM As Lockout               YES              YES              YES               YES               YES             YES
                             -------------------------------------------------------------------------------------------------------

                Average Life          9.11 yrs         9.11 yrs          9.1 yrs           9.1 yrs          9.09 yrs         8.8 yrs
            Principal Window       07/08-04/10      07/08-04/10      07/08-04/10       06/08-04/10       06/08-04/10     03/08-01/10

------------------------------------------------------------------------------------------------------------------------------------
                       99-00             7.882            7.882            7.882             7.882             7.882           7.886
                       99-04             7.862            7.862            7.862             7.862             7.862           7.866
                       99-08             7.842            7.842            7.842             7.842             7.842           7.845
                       99-12             7.822            7.822            7.822             7.822             7.823           7.825
                       99-16             7.802            7.802            7.803             7.803             7.803           7.805
      -----------------------------------------------------------------------------------------------------------------------------
                       99-20             7.783            7.783            7.783             7.783             7.783           7.784
                       99-24             7.763            7.763            7.763             7.763             7.763           7.764
                       99-28             7.743            7.743            7.743             7.743             7.743           7.744
                      100-00             7.723            7.723            7.724             7.724             7.724           7.724
                      100-04             7.704            7.704            7.704             7.704             7.704           7.704
      -----------------------------------------------------------------------------------------------------------------------------
                      100-08             7.684            7.684            7.684             7.684             7.684           7.684
                      100-12             7.665            7.665            7.665             7.665             7.665           7.663
                      100-16             7.645            7.645            7.645             7.645             7.645           7.643
                      100-20             7.625            7.625            7.625             7.625             7.625           7.623
                      100-24             7.606            7.606            7.606             7.606             7.606           7.603
      -----------------------------------------------------------------------------------------------------------------------------
                      100-28             7.587            7.587            7.586             7.586             7.586           7.583
                      101-00             7.567            7.567            7.567             7.567             7.567           7.564
                      101-04             7.548            7.548            7.548             7.548             7.547           7.544
                      101-08             7.528            7.528            7.528             7.528             7.528           7.524
                      101-12             7.509            7.509            7.509             7.509             7.509           7.504
      -----------------------------------------------------------------------------------------------------------------------------
                      101-16             7.490            7.490            7.490             7.489             7.489           7.484
                      101-20             7.470            7.470            7.470             7.470             7.470           7.464
                      101-24             7.451            7.451            7.451             7.451             7.451           7.445
                      101-28             7.432            7.432            7.432             7.432             7.431           7.425
                      102-00             7.413            7.413            7.413             7.412             7.412           7.405
      -----------------------------------------------------------------------------------------------------------------------------



            As of  Avg        Min         Max                    PSA       CPR
         Net WAC:  8.164      6.590       9.860      1 Mo        N/A       N/A
       Gross WAC:  8.229      6.660       9.930      3 Mo        N/A       N/A
             WAM:  114 mo     58 mo       290 mo     12 Mo       N/A       N/A
            WALA:  8 mo       1 mo        29 mo      To Date     N/A       N/A



00C1RED   96%    Level   4%   100% Misc.
Curr. Bal:   0        Orig. Bal.:  1,111,999,815   Avg Factor: 0.99427


PSA    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A
CPR    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A    N/A


Prospective investors are advised to carefully read, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") relating to the securities referred to herein in making their investment decision. This Structural and Collateral Term Sheet does not include all relevant information relating to the securities and collateral described herein, particularly with respect to the risks and special considerations associated with an investment in such securities. All structural and collateral information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by, the descriptions of the collateral and structure in the preliminary prospectus supplement and Final Prospectus. Although the information contained in this Structural and Collateral Term Sheet is based on sources which Credit Suisse First Boston ("CSFB") believes to be reliable, CSFB makes no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions or opinions with respect to value. CSFB and its affiliates may in the future have a position in the securities discussed herein and may purchase or sell the same on a principal basis or as agent for another person. In addition, CSFB may act as an underwriter of such securities, and CSFB and certain of its affiliates may currently be providing investment banking and other services to the issuer of such securities and the borrowers described herein and their affiliates. Prior to making any investment decision, a prospective investor should fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. (c) Credit Suisse First Boston 2000